SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                 August 24, 2006

                            HOME ENERGY SAVINGS CORP.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)


           Nevada                     001-31231                26-0003788
           ------                     ---------                ----------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

        133 Salem Avenue, Suite 300, Roanoke, Virginia            24011
        ----------------------------------------------            -----
           (Address of principal executive offices)             (Zip code)

                                 (540) 345-3358
                                 --------------
              Registrant's telephone number, including area code:


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications  pursuant  to  Rule  425  under  the  Securities  Act
    (17 CFR 230.425)

|_| Soliciting   material  pursuant  to  Rule  14a-12  under  the  Exchange  Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Securities Purchase Agreement

         On September 7, 2006 (the "Transaction Date"), Home Energy Savings Corp., a Nevada corporation (f/k/a Elite Flight Solutions, Inc., the Delaware corporation and hereafter referred to as the "Company"), entered into that certain Securities Purchase Agreement (the "Securities Purchase Agreement") with Cornell Capital Partners, LP ("Cornell Capital"), pursuant to which the Company sold to Cornell Capital, and Cornell Capital purchased from the Company, secured convertible debentures (collectively, the "Debentures") in the aggregate principal amount of Two Hundred Thousand Dollars ($200,000), plus accrued interest, which shall be convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

         The Debentures mature on September 7, 2008 and accrue interest at a rate of ten percent (10%) per year. The Debentures are convertible into shares of the Company's common stock at the option of the holder, in whole or in part, at any time and from time to time, at a conversion price equal to the lesser of
(a) $0.044 or (b) eighty percent (80%) of the lowest closing Bid Price of the Company's common stock during the ten (10) trading days immediately preceding the date of conversion as quoted by Bloomberg, LP (each term not otherwise defined herein shall have those meanings set forth in the Debentures), provided that in no event shall the conversion price be less than $0.001.

         Contemporaneously with the execution and delivery of the Securities Purchase Agreement, the Company executed an investor registration rights agreement (the "Investor Registration Rights Agreement") pursuant to which the Company agreed to provide to Cornell Capital certain registration rights under the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and other applicable state securities laws. The Parties have also executed a Security Agreement (the "Security Agreement") pursuant to which the Company has agreed to provide to Cornell Capital a security interest in the Pledged Property (as such term is defined in the Security Agreement) to secure the Company's obligations under the Debentures, the Securities Purchase Agreement, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as such term is defined in the Securities Purchase Agreement), the Security Agreement and any other amounts owed to Cornell Capital by the Company.

         In Connection with the Securities Purchase Agreement and Debentures, on the Transaction Date the Company issued to Cornell four (4) warrants to purchase up to an aggregate One Hundred Thousand (100,000,000) shares of the Company's common stock at the discretion of Cornell (collectively, the "Warrants") each for good and valuable consideration. Cornell is entitled to purchase from the
Company: (a) 25,000,000 shares of the Company's common stock at $0.01 per share,
(b) 25,000,000 shares of the Company's common stock at $0.015 per share, (c) 25,000,000 shares of the Company's common stock at $0.02 per share and (d)
25,000,000 shares of the Company's common stock at $0.025 per share, upon surrender of the Warrants (or as subsequently adjusted pursuant to the terms of each Warrant) . Each Warrant has "piggy back" registration rights and shall expire thrice (3) years from the date of issuance, on or about September 7, 2009.


ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On August 24, 2006, the Company entered into that certain Stock Purchase Agreement (the "SPA") with Douglas P. Gilliland (the "Purchaser") pursuant to which the Company sold to the Purchaser all of its interest in American Air Network Alaska, Inc., a Nevada corporation ("AANA") for an aggregate purchase price equal to One Hundred Thousand Dollars ($100,000), Twenty-Five Thousand Dollars ($25,000)of which was paid in cash at the Closing (as such term is defined in the SPA) and Seventy-Five Thousand Dollars ($75,000) of which was paid in the form of a promissory note (the "Note"). Pursuant to the SPA, the Company and the Purchaser also entered into that certain Assignment Agreement pursuant to which the Company assigned all of its rights, title and interest in and to the Company's fifty-one percent (51%) interest in AANA. The Note accrues interest at a rate equal to eight percent (8%) per year and becomes due and payable on August 24, 2007. The Note is also secured by that certain Security Agreement (the "SA"), dated as of August 24, 2006, pursuant to which the Purchaser has agreed to provide to the Company a security interest in the Collateral (as such term is defined in the SA), including, without limitation, certain possible Federal corporate income tax refunds claimed to be due to AANA (the "Tax Refunds") to secure the Purchaser's obligations under the Note. In connection with the SA, the Company, AANA, the Purchaser and James S. Jantos, as escrow agent (the "Escrow Agent"), entered into that certain Escrow Agreement (the "Escrow Agreement"), dated August 24, 2006, pursuant to which the Escrow Agent shall hold in escrow one or more Tax Refunds until the Purchaser fulfills its obligations under the Note or as otherwise set forth in the Escrow Agreement.


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

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES

         See Item 1.01 above.


ITEM 8.01. OTHER EVENTS


         Effective as of May 1, 2006, the Company effectively changed its address from 710 Third Street, Suite 200, Roanoke, Virginia to 133 Salem Avenue, Suite 300, Roanoke, Virginia.

         Effective on August 22, 2006, the Company filed with the Secretary of State of the State of Nevada a Certificate of Amendment to its Articles of Incorporation effectively increasing its authorized shares of common stock from Ten Million (10,000,000) shares to Five Billion (5,000,000,000) shares, par value $0.001.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits No. Description:


Exhibit           Description                                                                    Location
-------           -----------                                                                    --------
Exhibit 10.1      Securities  Purchase  Agreement,  dated  September   7, 2006, by and between   Provided herewith
                  Home Energy Savings Corp. and Cornell Capital Partners, LP
Exhibit 10.2      Secured  Convertible  Debenture,  dated  September  7, 2006,  issued by Home   Provided herewith
                  Energy Savings Corp. to Cornell Capital Partners, LP
Exhibit 10.3      Investor  Registration  Rights  Agreement,  dated September  7, 2006, by and   Provided herewith
                  between Home Energy Savings Corp. and Cornell Capital Partners, LP
Exhibit 10.4      Security  Agreement,  dated  September   7, 2006, by and between Home Energy   Provided herewith
                  Savings Corp. and Cornell Capital Partners, LP
Exhibit 10.5      Warrant (#1), dated September  7, 2006,  issued by Home Energy Savings Corp.   Provided herewith
                  to Cornell Capital Partners, LP
Exhibit 10.6      Warrant (#2), dated September  7, 2006,  issued by Home Energy Savings Corp.   Provided herewith
                  to Cornell Capital Partners, LP
Exhibit 10.7      Warrant (#3), dated September  7, 2006,  issued by Home Energy Savings Corp.   Provided herewith
                  to Cornell Capital Partners, LP
Exhibit 10.8      Warrant (#4), dated September  7, 2006,  issued by Home Energy Savings Corp.   Provided herewith
                  to Cornell Capital Partners, LP
Exhibit 10.9      Irrevocable Transfer Agent  Instructions,  dated  September 7,                 Provided herewith
                  2006, by  and  Provided  herewith  among  Home  Energy Savings
                  Corp., Cornell Capital Partners,  LP and Executive Registrar &
                  Transfer Agency, Inc.
Exhibit 10.10     Stock Purchase Agreement,  dated August 24, 2006, by and between Home Energy   Provided herewith
                  Savings Corp. and Douglas P. Gilliland
Exhibit 10.11     Secured  Promissory   Note, dated  August  24,  2006,   issued                 Provided herewith
                  by Douglas  P.  Provided  herewith  Gilliland  to Home  Energy
                  Savings Corp.
Exhibit 10.12     Security  Agreement,  dated  August 24,  2006,  by and  between  Home Energy   Provided herewith
                  Savings Corp. and Douglas P. Gilliland
Exhibit 10.13     Escrow  Agreement,  dated August 24, 2006, by and among Home Energy  Savings   Provided herewith
                  Corp.  American Air Network Alaska,  Inc., Douglas P. Gilliland and James S.
                  Jantos, as Escrow Agent
Exhibit 10.14     Assignment  Agreement,  dated  August 24,  2006,  by and between Home Energy   Provided herewith
                  Savings Corp. and Douglas P. Gilliland


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 18, 2006                       HOME ENERGY SAVINGS CORP.,

                                                By:      /s/ Bruce Edwards
                                                         -----------------
                                                Name:    Bruce Edwards
                                                Title:   Chief Executive Officer

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